Undiscovered Managers Funds

Undiscovered Managers Behavioral Growth Fund
(Class A, Class B and Class C Shares)
(A series of Undiscovered Managers Funds)

Supplement dated April 14, 2010
to the Prospectus dated December 31, 2009

The following “The Fund’s Past Performance” paragraph in the “Risk/Return Summary” section of the Class A, Class B and Class C Shares Prospectus replaces the corresponding paragraph of the Prospectus.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the Russell 2500TM Growth Index and the Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Class A, Class B and Class C Shares is based on the performance of the Investor Class Shares prior to the inception of the classes discussed here. The actual returns of the Class A, Class B and Class C Shares would have been lower than those shown because of their higher expenses. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-UMBG-410